Exhibit 10.1

EXECUTION VERSION

INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

April 17, 2020

Silgan Holdings Inc.

4 Landmark Square

Suite 400

Stamford, Connecticut 06901

Re: Incremental Term Loan Commitments

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Credit Agreement, dated as of March 24, 2017 (as further amended, supplemented and/or modified from time to time, the “Credit Agreement”), among Silgan Holdings Inc. (“Silgan”), Silgan Containers LLC (“Containers”), Silgan Plastics LLC (“Plastics”), Silgan Containers Manufacturing Corporation (“Manufacturing”), Silgan Plastics Canada Inc. (“Silgan Canada”), Silgan International Holdings B.V. (“Silgan International B.V.”), each other Borrower from time to time party thereto (together with Silgan, Containers, Plastics, Manufacturing, Silgan Canada and Silgan International B.V., the “Borrowers”, and each, a “Borrower”), the lenders from time to time party thereto (the “Lenders”, and each, a “Lender”) and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each Lender (each an “Incremental Term A-1 Loan Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term A-1 Loan Lender, its “Incremental Term A-1 Loan Commitment”). Each Incremental Term A-1 Loan Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 2.01(d) and 2.14 thereof.

Each Incremental Term A-1 Loan Lender, Silgan and the Administrative Agent acknowledge and agree that the Incremental Term A-1 Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term A-1 Loan Commitments of the respective Tranche specified in Annex I attached hereto and, upon the incurrence of Incremental Term A-1 Loans (as defined in Annex I) pursuant to such Incremental Term A-1 Loan Commitments, shall constitute Incremental Term Loans under such specified Tranche for all purposes of the Credit Agreement and the other applicable Credit Documents. Each Incremental Term A-1 Loan Lender, Silgan and the Administrative Agent further agree that, with respect to the Incremental Term A-1 Loan Commitment provided by each Incremental Term A-1 Loan Lender pursuant to this Agreement, such Incremental Term A-1 Loan Lender shall receive from Silgan such upfront fees, unutilized commitment fees and/or other fees, if any, as may be separately agreed to in writing with Silgan and acknowledged by the Administrative Agent, all of which fees shall be due and payable to such Incremental Term A-1 Loan Lender on the terms and conditions set forth in each such separate agreement.

Furthermore, each of the parties to this Agreement hereby agree to the terms and conditions set forth on Annex I hereto in respect of each Incremental Term A-1 Loan Commitment provided pursuant to this Agreement.

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Each Incremental Term A-1 Loan Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) shall be deemed to be a “Lender” as defined in the Credit Agreement, (ii) agrees it will be bound as a “Lender” by all of the terms, provisions and conditions contained in the Credit Agreement and the other Credit Documents, (iii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iv) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (v) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender, (vii) shall be entitled to the benefits, rights and remedies as such set forth in the Credit Agreement, and (viii) in the case of each Incremental Term A-1 Loan Lender organized under the laws of a jurisdiction outside the United States, has provided the forms and/or Certificates referred to in Section 5.04(b) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by Silgan under the Credit Agreement and the other Credit Documents.

Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Term A-1 Loan Lender, the Administrative Agent, Silgan and each US Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile) hereof, together with all Annexes hereto, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 10 of Annex I hereto (such date, the “Agreement Effective Date”), each Incremental Term A-1 Loan Lender party hereto (i) shall be obligated to make the Incremental Term A-1 Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.

Silgan acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term A-1 Loan Commitments provided hereby including, without limitation, all Incremental Term A-1 Loans made pursuant thereto, and (ii) all such Obligations (including all such Incremental Term A-1 Loans) shall be entitled to the benefits of the respective Security Documents and Guaranties as, and to the extent, provided in the Credit Agreement and in such other Credit Documents.

Each US Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Term A-1 Loan Commitments provided hereby and all Incremental Term A-1 Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the respective Guaranties as, and to the extent, provided therein and in the Credit Agreement and (ii) be entitled to the benefits of the respective Security Documents as, and to the extent, provided therein and in the Credit Agreement.

The Obligations to be incurred pursuant to the Incremental Term A-1 Loan Commitments provided hereunder are in accordance with, will not violate the provisions of, the Senior Notes Documents and any Additional Permitted Indebtedness Document (in each case, to the extent that any of the foregoing are in

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effect), and will constitute “Senior Indebtedness” and “Designated Senior Indebtedness” (or any comparable terms) for the purpose of any Permitted Subordinated Indebtedness to the extent in effect.

You may accept this Agreement by signing in the space provided below, and returning one copy of same to us before the close of business on April 17, 2020. If you do not so accept this Agreement by such time, our Incremental Term A-1 Loan Commitments set forth in this Agreement shall be deemed canceled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 12.12 of the Credit Agreement.

In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

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THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and an Incremental Term A-1 Loan Lender

By	/s/ Kay Reedy
Name:	Kay Reedy
Title	Managing Director

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

Bank of America, N.A., as an Incremental Term A-1 Loan Lender

By	/s/ Erron Powers
Name:	Erron Powers
Title:	Director

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

Mizuho Bank, Ltd., as an Incremental Term A-1 Loan Lender

By	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title	Authorized Signatory

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

GOLDMAN SACHS BANK USA, as an Incremental Term A-1 Loan Lender

By	/s/ Thomas M Manning
Name:	Thomas M Manning
Title:	Authorized Signatory

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

Coöperative Rabobank U.A., New York Branch, as an Incremental Term A-1 Loan Lender

By	/s/ Claire Laury
Name:	Claire Laury
Title:	Executive Director

By	/s/ Irene Stephens
Name:	Irene Stephens
Title:	Executive Director

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

CoBank, ACB, as an Incremental Term A-1 Loan Lender

By	/s/ Gustave Radcliffe
Name:	Gustave Radcliffe
Title:	Executive Director

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as an Incremental Term A-1 Loan Lender

By	/s/ Jun Ashley
Name:	Jun Ashley
Title:	Director

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

TD BANK, N.A., as an Incremental Term A-1 Loan Lender

By	/s/ Uk-Sun Kim
Name:	Uk-Sun Kim
Title:	Senior Vice President

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

JPMorgan Chase Bank, N.A., as an Incremental Term A-1 Loan Lender

By	/s/ Alicia Schreibstein
Name:	Alicia Schreibstein
Title:	Executive Director

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

COMPEER FINANCIAL, PCA, as an Incremental Term A-1 Loan Lender

By	/s/ Daniel J. Best
Name:	Daniel J. Best
Title:	Director, Capital Markets

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

AgCountry Farm Credit Services, PCA (f/k/a FCS Commercial Finance Group, for AgCountry Farm Credit Services, PCA), as Incremental Term A-1 Loan Lender

By	/s/ Warren Shoen
Name:	Warren Shoen
Title:	Senior Vice President

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

Capital One, National Association, as an Incremental Term A-1 Loan Lender

By	/s/ Patrick J. McCarthy
Name:	Patrick J. McCarthy
Title:	Senior Vice President

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

The Bank of East Asia, Limited, New York Branch, as an Incremental Term A-1 Loan Lender

By	/s/ James Hua
Name:	James Hua
Title:	SVP

By	/s/ Kitty Sin
Name:	Kitty Sin
Title:	SVP

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

BANCO DE SABADELL, S.A., MIAMI BRANCH, as an Incremental Term A-1 Loan Lender

By:	/s/ Ignacio Alcaraz
Name:	Ignacio Alcaraz
Title	Head of Structured Finance Americas

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

People’s United Bank, National Association as an Incremental Term A-1 Loan Lender

By	/s/ Darci Buchanan
Name:	Darci Buchanan
Title:	Senior Vice President

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

Raiffesien Bank International AG, as an Incremental Term A-1 Loan Lender

By	/s/ Valerie Croy-Markones	/s/ Mag.M.A. ZIETZ Andreas
Name:	Valerie Croy-Markones	Mag.M.A. ZIETZ Andreas
Title	Head of Corporate Customers Mid Office	Head of LIC Corporate & FI East

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

Agreed and Accepted:

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Senior Vice President, General Counsel and Secretary

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

Each US Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Term Loan Commitment Agreement and to the incurrence of the Incremental Term A-1 Loans to be made pursuant thereto.

SILGAN CONTAINERS LLC, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

SILGAN PLASTICS LLC, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President, General Counsel and Secretary

SILGAN CONTAINERS MANUFACTURING CORPORATION, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

SILGAN HOLDINGS LLC, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Senior Vice President, General Counsel and Secretary

SILGAN CLOSURES INTERNATIONAL HOLDING COMPANY, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

SILGAN EQUIPMENT COMPANY, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

SILGAN TUBES HOLDING COMPANY, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President, General Counsel and Secretary

SILGAN PLASTICS CORPORATION, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President, General Counsel and Secretary

SILGAN WHITE CAP LLC, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

SILGAN WHITE CAP CORPORATION, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

SILGAN WHITE CAP AMERICAS LLC, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

SILGAN IPEC CORPORATION, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

SILGAN PLASTIC FOOD CONTAINERS CORPORATION, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

PORTOLA PACKAGING LLC, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

SILGAN CORPORATION, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Senior Vice President, General Counsel and Secretary

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page

SILGAN DISPENSING SYSTEMS CORPORATION, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

SILGAN DISPENSING SYSTEMS SLATERSVILLE LLC, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY, as a Guarantor

By:	/s/ Frank W. Hogan, III
Name:	Frank W. Hogan, III
Title:	Vice President and Secretary

Silgan Holdings Inc.

Incremental Term Loan Commitment Agreement

Signature Page